股东委托投票代理协议

Proxy Voting Agreement

本协议由以下双方于 2018 年 8 月 20 日在中国深圳签署

This agreement is signed by and between the following parties in Shenzhen, China on August 20, 2018

甲方：深圳云股汇科技有限公司

Party A: Shenzhen Yunguhui Technology Co., Ltd

注册地址：深圳市南山区招商街道南海大道以西鹏基时代创业园花样年美年广场 5 栋 B561

Registered address: B561, NO. 5 Building, Fantasia MIC Plaza, Pengji Times Pioneer Park, West of Nanhai Avenue, Zhaoshang Sub-district, Nanshan District, Shenzhen

法人代表：江玉生

Legal representative: JiangYusheng

乙方：1 江玉生，中国公民，身份证号码：340803197907242335

Party B: 1 JiangYusheng, a Chinese citizen, ID No.: 340803197907242335

2 丁勇，中国公民，身份证号码：340802198110140823

2 Ding Yong, a Chinese citizen, ID No.: 340802198110140823

丙方：安徽云股汇网络科技有限公司

Party C: Anhui Yunguhui Network Technology Co., Ltd

注册地址：安徽省安庆市高新区皇冠路 8 号

Registered address: 8 Huangguan Road, High-tech Industry Development Zone, Anqing City, Anhui Province

法人代表：江玉生

Legal representative: JiangYusheng

鉴于：

Whereas:

1、甲方系一家依照中华人民共和国法律成立的外商独资公司；

1. Party A is an exclusively foreign-owned enterprise incorporated in accordance

with laws of the People's Republic of China.

2、截至本协议日，乙方为丙方的股东，合法持有丙方所有股份。乙方打算指定由甲方委派的人员来行使其在丙方股东大会上的股东投票权，且甲方愿意委派这样的人员。

2. As of the date of this agreement, Party B is a shareholder of Party C that lawfully holds all shares of Party C. Party B intends to appoint the personnel assigned by Party A to exercise its voting rights at the shareholders meeting of Party C, and Party A is willing to assign such personnel.

3、丙方系一家依照中华人民共和国法律注册设立的有限责任公司。

3. Party C is a limited liability company incorporated in accordance with laws of the People's Republic of China.

依照中华人民共和国适用法律和法规，协议双方本着平等互利原则，通过友好协商达成以下条款以资遵守：

In accordance with applicable laws and regulations of the People's Republic of China and the principles of equality and mutual benefit, both parties have concluded the following agreement through friendly consultation:

1、乙方同意不可撤消地指定由甲方委派的人员来独家代理行使其在丙方股东大会上由法律和公司章程规定的股东投票权，包括但不限于，出售或转让云股汇公司全部或部分股东权益的权利，委派和选举董事和董事长作为云股汇公司授权法人代表。

1. Party B agrees to irrevocably appoint the personnel assigned by Party A as exclusive agent for exercise of its voting rights at shareholders meeting of Party C as provided by laws and the Articles of Association, including without limitation the rights to sell or transfer all or part of equity in Yunguhui, and to delegate and elect director and Board chairman as authorized legal representative of Yunguhui.

2、由甲方委派的人员应为甲方的全体董事（代理权持有人）。甲方同意，应维持一个与其境外母公司董事会在成员和组成上一致的董事会。

2. The personnel assigned by Party A shall be all directors of Party A (proxy holders). Party A agrees to maintain a board of directors consistent with the Board of

overseas parent company in members and composition.

3、甲方同意根据本协议第 1 条，委派代理权持有人。这些代理权持有人应代表乙方行使其股东投票权。

3. Party A agrees to assign the proxy holders as agreed in clause 1 hereof. These proxy holders shall exercise voting rights on behalf of Party B.

4、协议各方理解，不论云股汇公司的股东权益有任何变化，乙方应指定由甲方委派的人员来行使股东投票权。协议各方同意，乙方不得将其在丙方的股东权益转让给除甲方或甲方指定个人或企业以外的其他个人或公司。

4. The parties hereto understand that, regardless of variation of shareholder's equity in Yunguhui, Party B shall appoint the personnel assigned by Party A to exercise its voting rights, and agree that Party B shall not transfer its shareholder's equity in Party C to any individual or company other than Party A or the individual or enterprise designated by Party A.

5、乙方各成员理解，即使其中之一的成员不再拥有丙方股权。仍应继续执行本协议。

5. It is understood by members of Party B that any member shall continue to execute this agreement even if it does not hold equity in Party C any longer.

6、本协议经过三方授权代表于签署日期执行。

6. This agreement shall become valid upon signature by authorized representatives of the three parties hereto.

7、本协议在甲方完成收购丙方所有股东权益或资产前，不得终止。

7. This agreement shall not be terminated before Party A acquires all equity or assets of Party C.

8、本协议任何修改和终止均应经协议三方书面同意。

8. Any modification and termination of this agreement shall be approved by the three parties in writing.

9、本协议订定、效力、解释、和履行，及由本协议产生的争议的解决，均受中华人民共和国法律的管辖。

9. Conclusion, validity, interpretation and performance of this agreement, and resolution of disputes arising from this agreement, shall be governed by laws of the

People's Republic of China.

10、本协议有中英两个版本，一式各三份。协议三方各执一份。原件复印件有同等法律效力。

10. This agreement is made in triplicate of Chinese and English versions respectively. The three parties hereto shall each hold one duplicate. The originals and duplicates shall be equal in legal effect.

当中英两个版本产生冲突时，应以中文为准。

In case of inconsistency between the Chinese and English versions, the Chinese version shall apply.

甲方：

Party A:

法定代表人：

Legal representative:

日期：2018.08.20

Date:

乙方：

Party B:

日期：2018.08.20

Date:

丙方：

Party C:

法定代表人：

Legal representative:

日期：2018.08.20

Date: